UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2015

Morgan Stanley Capital I Trust 2015-UBS8
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-21	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about December 15, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8 (the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2015-UBS8, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 15, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty-seven (57) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-two (72) multifamily, commercial and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated December 2, 2015, between the Registrant and UBS Real Estate Securities Inc., certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated December 2, 2015, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated December 2, 2015, between the Registrant and MSMCH.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 2, 2015, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of December 2, 2015, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 2, 2015 (the “Prospectus Supplement”), supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

In addition, (i) the mortgage loan secured by the mortgaged property identified as “WPC Department Store Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “WPC Department Store Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “WPC Department Store Portfolio Non-Serviced Loan Combination”) that includes the WPC Department Store Portfolio Mortgage Loan and two pari passu promissory notes, each of which is not an asset of the Issuing Entity, (ii) the mortgage loan secured by the mortgaged property identified as “Cape May Hotels” on Schedule I to the Pooling and Servicing Agreement (the “Cape May Hotels Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Cape May Hotels Non-Serviced Loan Combination”) that includes the Cape May Hotels Mortgage Loan, one pari passu promissory note, which is not an asset of the Issuing Entity, and (iii) the mortgage loan secured by the mortgaged property identified as “Charles River Plaza North” on Schedule I to the Pooling and Servicing Agreement (the “Charles River Plaza North Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Charles River Plaza North Non-Serviced Loan Combination”) that includes the Charles River Plaza North Mortgage Loan, three pari passu promissory notes, each of which is not an asset of the Issuing Entity, and one subordinate note, which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the WPC Department Store Portfolio Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of August 18, 2015 and attached hereto as Exhibit 99.4, that sets forth the respective rights of each such noteholder with respect to the WPC Department Store Portfolio Non-Serviced Loan Combination, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”. The initial holders of the promissory notes evidencing the Cape May Hotels Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of August 18, 2015 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Cape May Hotels Non-Serviced Loan Combination, as described under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”. The initial holders of the promissory notes evidencing the Charles River Plaza North Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of September 15, 2015 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Charles River Plaza North Non-Serviced Loan Combination, as described under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”.

The WPC Department Store Portfolio Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the BACM 2015-UBS7 securitization transaction, dated as of September 1, 2015 (the “BACM 2015-UBS7 Pooling and Servicing Agreement” attached hereto as Exhibit 4.2), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator and custodian. As disclosed in the Prospectus Supplement, the terms and conditions of the BACM 2015-UBS7 Pooling and Servicing Agreement applicable to the servicing of the WPC Department Store Portfolio Mortgage Loan are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Cape May Hotels Non-Serviced Loan Combination and the Charles River Plaza North Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the CSAIL 2015-C3 securitization transaction, dated as of August 1, 2015 (the “CSAIL 2015-C3 Pooling and Servicing Agreement” attached

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hereto as Exhibit 4.3), between Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. As disclosed in the Prospectus Supplement, the terms and conditions of the CSAIL 2015-C3 Pooling and Servicing Agreement applicable to the servicing of the Cape May Hotels Mortgage Loan and the Charles River Plaza North Mortgage Loan are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

1.1	Underwriting Agreement, dated as of December 2, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator and custodian.
4.3	Pooling and Servicing Agreement, dated as of August 1, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
99.1	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.2	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.5	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of September 15, 2015, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the CSAIL 2015-C3 Mortgage Trust commercial mortgage pass-through certificates, as Note A-1 Holder and Note A-2 Holder, UBS Real Estate Securities Inc., as Note A-3-1 Holder and Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC, as Junior Noteholder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: December 14, 2015

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 2, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator and custodian.
4.3	Pooling and Servicing Agreement, dated as of August 1, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
99.1	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.2	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.5	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of September 15, 2015, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the CSAIL 2015-C3 Mortgage Trust commercial mortgage pass-through certificates, as Note A-1 Holder and Note A-2 Holder, UBS Real Estate Securities Inc., as Note A-3-1 Holder and Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC, as Junior Noteholder.

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